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                                                                   EXHIBIT 10.25

                               FIRST AMENDMENT TO
                          AGREEMENT AND PLAN OF MERGER


         This First Amendment to Agreement and Plan of Merger (this "Amendment") is entered into as of this _____ day of March, 1998, by and between among TEKGRAF, INC., a Delaware corporation ("Purchaser"), TEKGRAF SUB III, INC., a Georgia corporation ("Acquisition Sub"), NEW ENGLAND COMPUTER GRAPHICS, INC., a Massachusetts corporation (the "Company"), and the shareholders set forth on the signature page of this Agreement (the "Company Shareholders").

                              W I T N E S S E T H:

         WHEREAS, the parties hereto have executed that certain Agreement and Plan of Merger, dated as of March 25, 1998 (the "Merger Agreement"); and

         WHEREAS, the parties have agreed to amend certain provisions of the Merger Agreement as provided herein.

         NOW, THEREFORE, in consideration of the premises set forth above, and the mutual covenants herein contained, Owner and Manager hereby agree as follows:

         1. The first sentence of Section 1.2(e) of the Merger Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

         "At and as of the Effective Time, in consideration for the Capital
         Stock and in full payment therefor, each Company Share shall be converted into the right to receive its pro rata share of (i) Four Hundred Fifteen Thousand Dollars ($415,000.00) (the "Cash Consideration") and (ii) an aggregate of 265,000 shares of Purchaser Common Stock (the "Equity Consideration," together with the Cash Consideration, hereinafter referred to collectively as the "Purchase Price"), subject to the adjustments to the Purchase Price set out in
         Section 1.3."
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         2. Section 1.3(b)(iii) of the Merger Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

         "(iii) In addition to any adjustments made pursuant to subsections (i) and (ii) above, if the Actual Pre-Tax Profit for the Year (or for the Alternative Year, if applicable) exceeds $500,000, the Purchase Price shall be increased by either cash or the number of Purchaser Shares determined by the following formula (the "Profit Surplus Adjustment"):

              (Actual Pre-Tax Profit/$500,000 x 400,000) - 400,000

         The cash or the number of Purchaser Shares required for the Profit Surplus Adjustment shall be transferred to Company Shareholders within three business days after the final determination of the amount of such Profit Surplus Adjustment. The determination as to whether the Profit Surplus Adjustment shall be paid in cash or in Purchaser Shares shall be made by Purchaser in its sole discretion. In no event, however, shall the Purchase Price be increased pursuant to this Profit Surplus Adjustment by more than either $200,000 or 40,000 Purchaser Shares, as the case may be (the "Adjustment Ceiling")."

         3. The first sentence of Section 1.3(e) of the Merger Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

         "Each Company Shareholder shall escrow twenty-five percent (25%) of the Equity Consideration (the "Escrowed Shares") and the Company Shareholders shall collectively escrow $75,000 of the Cash Consideration (the "Escrowed Cash"), to be subject to redistribution by Purchaser and Acquisition Sub in the circumstances described in this
         Section 1.3."

         4. The first sentence of Section 5.6 of the Merger Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

         "Each Company Shareholder shall escrow twenty-five percent (25%) of the Purchaser Common Stock to be
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         issued to such Company Shareholder to be available for distribution to
         Purchaser in the event of an Indemnified Claim not paid in cash by the Indemnifying Party."

         5. Except as herein modified, the Merger Agreement shall remain in full and effect and the Merger Agreement, as so modified, is hereby ratified and affirmed in all respects.

         6. This Amendment may be executed in counterparts, each of which shall constitute an original and all of which together shall constitute one and the same original.

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Agreement and Plan of Merger as of the day and year first hereinabove written.


                                    "Purchaser"
                                    TEKGRAF, INC.


                                    By:    /s/ Dan Bailey
                                         ---------------------------------------
                                         Dan Bailey
                                         President
                                         Address: 2979 Pacific Drive,
                                                  Suite B
                                                  Norcross, Georgia 30071

                                    "Acquisition Sub"
                                    TEKGRAF SUB III, INC.

                                    By:    /s/Phillip Aginsky
                                         ---------------------------------------
                                         Phillip Aginsky
                                         Chairman of the Board
                                         Address: 2979 Pacific Drive,
                                                  Suite B
                                                  Norcross, Georgia 30071

                                    By:    /s/ Dan Bailey
                                         ---------------------------------------
                                         Secretary


                      [Signatures continued on next page.]
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                                    "Company"
                                    NEW ENGLAND COMPUTER GRAPHICS, INC.

                                    By:    /s/ David Boston
                                         ---------------------------------------
                                         David Boston, President
                                         Address:

                                    By:    /s/ David Boston
                                         ---------------------------------------
                                         Secretary


                                    "Company Shareholders"

                                    By:    /s/ David Boston
                                         ---------------------------------------
                                         David Boston
                                         Address:


                                    By:    /s/ A. Lowell Nerenberg
                                         ---------------------------------------
                                         A. Lowell Nerenberg
                                         Address:


                                    By:    /s/ William Rychel
                                         ---------------------------------------
                                         William Rychel
                                         Address:


                                    By:    /s/ Thomas Gust
                                         ---------------------------------------
                                         Thomas Gust
                                         Address:


                                    By:    /s/ Robert Shumaker
                                         ---------------------------------------
                                         Robert Shumaker
                                         Address:


                                    By:    /s/ Thomas Mills
                                         ---------------------------------------
                                         Thomas Mills
                                         Address:

                                    By:    /s/ Scott Barker
                                         ---------------------------------------
                                         Scott Barker
                                         Address: